UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 2, 2007
ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of April 1, 2007, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2007-A)
Origen Residential Securities, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-117573	20-1370314

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 644-5595
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement dated as of April 24, 2007
Indenture dated as of April 1, 2007
Trust Agreement dated as of April 1, 2007
Ambac Assurance Corporation's Financial Guaranty Insurance Policy
Asset Purchase Agreement dated as of April 1, 2007
Servicing Agreement dated as of April 1, 2007
Swap Agreement dated as of May 2, 2007
Insurance and Indemnity Agreement dated as of May 2, 2007

Item 8.01. Other Events
     The Registrant registered issuances of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2007-A on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-117573) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $184,389,000 aggregate principal amount of Class A-1 and Class A-2 Notes (the “Notes”) on May 2, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated July 24, 2006, as supplemented by the Prospectus Supplement dated April 27, 2007, to file copies of the Indenture, the Servicing Agreement and other operative documents executed in connection with the issuance of the Notes, certain forms of which were filed as exhibits to the Registration Statement.
     On May 2, 2007, Origen Manufactured Housing Contract Trust 2007-A entered into an Indenture, dated as of April 1, 2007 (the “Indenture”), among Origen Manufactured Housing Contract Trust 2007-A, as issuing entity, and The Bank of New York Trust Company, N.A., as indenture trustee, pursuant to which the Notes were issued.
     Origen Manufactured Housing Contract Trust 2007-A (the “Issuing Entity”) was formed and the Ownership Certificate issued pursuant to a Trust Agreement, dated as of April 1, 2007 (the “Trust Agreement”), between Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and The Bank of New York Trust Company, N.A., as certificate registrar and certificate paying agent.
     The Notes are secured by assets of a trust estate (the “Trust Estate”) pledged by Origen Manufactured Housing Contract Trust 2007-A that consists primarily of certain manufactured housing installment sales contracts and installment loan agreements (collectively, the “Contracts”). The Contracts were sold by Origen Securitization Company, LLC, as seller, to the Registrant, as purchaser, pursuant to the terms of an Asset Purchase Agreement (the “Asset Puchase Agreement”), dated as of April 1, 2007, between Origen Securitization Company, LLC, the Registrant and Origen Financial L.L.C., as originator. In addition, the Trust Estate includes a confirmation dated May 2, 2007 and the exhibits thereto (the “Swap Agreement”), by and among the Issuing Entity and Citibank, N.A., which will benefit the holders of the Notes by offsetting interest rate risk associated with fluctuations in LIBOR. The Swap Agreement is attached hereto as Exhibit 99.3.
     The Contracts are serviced pursuant to the terms of a servicing agreement (the “Servicing Agreement”), dated as of April 1, 2007, among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Origen Residential Securities, Inc., as depositor, The Bank of New York Trust Company, N.A., as indenture trustee, and Origen Manufactured Housing Contract Trust 2007-A, as issuing entity.

     The Notes were sold pursuant to the underwriting agreement, dated April 24, 2007 (the “Underwriting Agreement”), by and among Origen Residential Securities, Inc., Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Global Markets Inc. The Underwriting Agreement is attached hereto as Exhibit 1.1.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)

Exhibit No.	Description

1.1	The Underwriting Agreement, dated as of April 24, 2007 (the “Underwriting Agreement”), among Origen Residential Securities, Inc., Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Global Markets Inc.

4.1	The Indenture, dated as of April 1, 2007 (the “Indenture”), among Origen Manufactured Housing Contract Trust 2007-A, as issuing entity, and The Bank of New York Trust Company, N.A., as indenture trustee.

4.2	The Trust Agreement, dated as of April 1, 2007 (the “Trust Agreement”), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and The Bank of New York Trust Company, N.A., as certificate registrar and certificate paying agent.

4.3	Ambac Assurance Corporation’s Financial Guaranty Insurance Policy No. AB1077BE for the Notes.

Exhibit No.	Description

99.1	The Asset Purchase Agreement, dated as of April 1, 2007 (the “Asset Purchase Agreement”), among Origen Securitization Company, LLC, as seller, Origen Financial L.L.C., as originator, and Origen Residential Securities, Inc., as purchaser.

99.2	The Servicing Agreement, dated as of April 1, 2007 (the “Servicing Agreement”), among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Origen Residential Securities, Inc., as depositor, The Bank of New York Trust Company, N.A., as indenture trustee, and Origen Manufactured Housing Contract Trust 2007-A, as issuing entity.

99.3	The Swap Agreement dated as of May 2, 2007, between the Issuing Entity and Citibank, N.A.

99.4	Insurance and Indemnity Agreement, dated as of May 2, 2007, among Ambac Assurance Corporation, as insurer, Origen Financial L.L.C., as sponsor and servicer, Origen Residential Securities, Inc., as depositor, Origen Securitization Company, LLC, as seller, Origen Servicing, Inc., as subservicer, and The Bank of New York Trust Company, N.A., as indenture trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIGEN RESIDENTIAL SECURITIES, INC. (Registrant)
By:	/s/ W. Anderson Geater
	Name:	W. Anderson Geater
	Title:	Director, Secretary and Treasurer

Dated: May 14, 2007

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)

1	1.1	The Underwriting Agreement, dated as of April 24, 2007 (the “Underwriting Agreement”), among Origen Residential Securities, Inc., Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Global Markets Inc.	E

2	4.1	The Indenture, dated as of April 1, 2007 (the “Indenture”), among Origen Manufactured Housing Contract Trust 2007-A, as issuing entity, and The Bank of New York Trust Company, N.A., as indenture trustee.	E

3	4.2	The Trust Agreement, dated as of April 1, 2007 (the “Trust Agreement”), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and The Bank of New York Trust Company, N.A., as certificate registrar and certificate paying agent.	E

4	4.3	Ambac Assurance Corporation’s Financial Guaranty Insurance Policy No. AB1077BE for the Notes.	E

5	99.1	The Asset Purchase Agreement, dated as of April 1, 2007 (the “Asset Purchase Agreement”), among Origen Securitization Company, LLC, as seller, Origen Financial L.L.C., as originator, and Origen Residential Securities, Inc., as purchaser.	E

6	99.2	The Servicing Agreement, dated as of April 1, 2007 (the “Servicing Agreement”), among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Origen Residential Securities, Inc., as depositor, The Bank of New York Trust Company, N.A., as indenture trustee, and Origen Manufactured Housing Contract Trust 2007-A, as issuing entity.	E

7	99.3	The Swap Agreement dated as of May 2, 2007, between the Issuing Entity and Citibank, N.A.	E

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)

8	99.4	Insurance and Indemnity Agreement, dated as of May 2, 2007, among Ambac Assurance Corporation, as insurer, Origen Financial L.L.C., as sponsor and servicer, Origen Residential Securities, Inc., as depositor, Origen Securitization Company, LLC, as seller, Origen Servicing, Inc., as subservicer, and The Bank of New York Trust Company, N.A., as indenture trustee.	E